SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 5, 2004

(Date of earliest event reported)

California Micro Devices Corporation
(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd., No. 100, Milpitas, CA	95035-5112

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibit is included herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Exhibit 99.1, Registrant’s News Release dated January 5, 2004, which is furnished pursuant to Item 12 of Form 8-K.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 5, 2004, Registrant announced via news release updated estimates for its fiscal Q3 financial results. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 5th day of January, 2004.

CALIFORNIA MICRO DEVICES CORPORATION
(Registrant)

By:	/s/ ROBERT V. DICKINSON
ROBERT V. DICKINSON
President and Chief Executive Officer

By:	/s/ R. GREGORY MILLER
R. GREGORY MILLER
Vice President Finance & Administration
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Exhibit 99.1, Registrant’s News Release dated January 5, 2004, which is furnished pursuant to Item 12 of Form 8-K.